SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 1, 2007

Date of Report (date of earliest event reported)

U.S. WIRELESS DATA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-22848	84-1178691
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2728 Orchard Parkway

San Jose, California 95134-2012

(Address of principal executive offices)

(408) 625-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective August 1, 2007, Christopher Dunn resigned as Chief Financial Officer of U.S. Wireless Data, Inc. (the “Company”). Mr. Dunn was the Company’s Principal Financial and Accounting Officer. The Company has initiated a search to find his replacement.

(c) Effective August 1, 2007, Thomas Rowley, the Company’s Chief Executive Officer, will serve as the interim Principal Financial and Accounting Officer while the Company searches for Mr. Dunn’s permanent replacement. Information regarding Mr. Rowley’s experience and terms of employment were previously disclosed in the Company’s Current Report on Form 8-K filed on March 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2007

U.S. WIRELESS DATA, INC.

By:	/s/ Thomas Rowley
Thomas Rowley, Chief Executive Officer